EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, LORI A. GWIZDALA and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and Lake Michigan Financial Corporation, dated as of January 5, 2015, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 25, 2015	/s/ Franklin C. Wheatlake
Franklin C. Wheatlake

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, LORI A. GWIZDALA and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and Lake Michigan Financial Corporation, dated as of January 5, 2015, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 25, 2015	/s/ Gary E. Anderson
Gary E. Anderson

LIMITED POWER OF ATTORNEY

The undersigned, in her capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, LORI A. GWIZDALA and WILLIAM C. COLLINS, and any of them severally, her attorney or attorneys with full power of substitution to execute in her name, in her capacity as a director of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and Lake Michigan Financial Corporation, dated as of January 5, 2015, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 25, 2015	/s/ Nancy Bowman
Nancy Bowman

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, LORI A. GWIZDALA and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and Lake Michigan Financial Corporation, dated as of January 5, 2015, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 25, 2015	/s/ James R. Fitterling
James R. Fitterling

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, LORI A. GWIZDALA and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and Lake Michigan Financial Corporation, dated as of January 5, 2015, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 26, 2015	/s/ Thomas T. Huff
Thomas T. Huff

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, LORI A. GWIZDALA and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and Lake Michigan Financial Corporation, dated as of January 5, 2015, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 27, 2015	/s/ Michael T. Laethem
Michael T. Laethem

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, LORI A. GWIZDALA and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and Lake Michigan Financial Corporation, dated as of January 5, 2015, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 25, 2015	/s/ James B. Meyer
James B. Meyer

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, LORI A. GWIZDALA and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and Lake Michigan Financial Corporation, dated as of January 5, 2015, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 26, 2015	/s/ Terence F. Moore
Terence F. Moore

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, LORI A. GWIZDALA and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and Lake Michigan Financial Corporation, dated as of January 5, 2015, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 25, 2015	/s/ John E. Pelizzari
John E. Pelizzari

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of Chemical Financial Corporation, does hereby appoint DAVID B. RAMAKER, LORI A. GWIZDALA and WILLIAM C. COLLINS, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between Chemical Financial Corporation and Lake Michigan Financial Corporation, dated as of January 5, 2015, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: February 25, 2015	/s/ Larry D. Stauffer
Larry D. Stauffer